B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

Eastern District of New York

In re PROFILE TECHNOLOGIES, INC ,
Debtor

Case No. 8-11-73269

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: MAY 9-31, 2011

Date filed: 06/20/2011

Line of Business: PIPE INSPECTION SERVICES

NAISC Code: 213112

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

Richard L Palmer
Original Signature of Responsible Party

Richard L. Palmer
Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor)*	Yes	No
1. IS THE BUSINESS STILL OPERATING?	☑	☐
2. HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☑	☐
3. DID YOU PAY YOUR EMPLOYEES ON TIME?	☑	☐
4. HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☑	☐
5. HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☐	☑
6. HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☑	☐
7. HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☑	☐
8. DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☑	☐
9. ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☑	☐
10. HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☑
11. DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH? See Exhibit D1	☑	☐
12. HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☑
13. DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☑

B 25C (Official Form 25C) (12/08)

		YES	NO
14.	HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☑
15.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☑
16.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☑
17.	HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☑
18.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☑

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☑ ☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 0.00

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month	$ 49,909.67
Cash on Hand at End of Month	$ 43,286.36
PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL**	$ 43,286.36

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 6,879.56

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)*	$ 0.00
EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)*	$ 6,879.56
(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH**	$ -6,879.56

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 256.25

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 0.00

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED? 1

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT? 1

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? Billed $7,241.00 for May 9-31, 2011 by professionals – Not paid See Exhibit G $ 0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ 0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$ 150,000.00	$ 0.00	$ -150,000.00
EXPENSES	$ 128,125.00	$ 6,879.56	$ 121,245.44
CASH PROFIT	$ 21,875.00	$ -6,879.56	$ 28,754.56

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$ 30,000.00
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$ 25,625.00
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$ 4,375.00

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

PROFILE TECHNOLOGIES INC

TAXES
941 PAYROLL TAX DEPOSIT IN THE AMOUNT OF $256.25

**As of filing this report these taxes have now been paid. We had to get information setup with payroll service and that was not accomplished in order to make the June 15 deadline but were deposited on June 20.

EXHIBIT A

Profile Technologies Inc - Debtor In Possession

Bank Transactions

May 9 - 31, 2011

Type	Date	Num	Name	Memo	Account	Debit
May 9 - 31, 11						
General Jo...	5/9/2011	2	WIRE FEE		BANK CHARGES	10.00
Check	5/12/2011		AFCO INS		INSURANCE	2,607.42
Check	5/16/2011	8721	LONG ISLAND PR...		RENT	763.14
Check	5/20/2011	1	BANK CHARGES		BANK CHARGES	10.00
Check	5/23/2011	0100	MATT BRACKEN		WAGES	925.58
Check	5/23/2011	8733	TEAGUE PROPER...		RENT	2,217.17
General Jo...	5/31/2011	5		Adjust wages to gross wages, r...	WAGES	172.28
General Jo...	5/31/2011	5		Adjust wages to gross wages, r...	PAYROLL TAXES	63.97
May 9 - 31, 11						6,769.56

EXHIBIT C

PROFILE TECHNOLOGIES INC

UNPAID BILLS

United States Treasury 941 Payroll Liabilities	$256.25

EXHIBIT D

Pending the Court's approval of Debtor's application for Debtor-in-Possession financing, there are disbursements that did not flow throught the bank accounts. IN order to obtain various parts, inventory and other internet related transactions, it was necessary to use Richard Palmer's credit card. Plamer does not currently seek reimbursement for these expenses and they were made as a courtesy to the corporation so it could meet pending job orders and services. The disbursements on credit cards are as follows:

12-May	Business wire	1140.00
20-May	GMC Electrical	528.00
20-May	Sealcon LLC	80.77
25-May	Electra Rent Corp	428.21
25-May	Walker Electronic Supply	17.44
27-May	Summit Electric Supply	171.20
29-May	FedEx	307.44
31-May	Reno Windustrial Co.	943.04
31-May	Reno Windustrial Co.	714.87
		$4,330.97

Exhibit D1

Professional fees billed but not paid until approved
by the court.

Randall S D Jacobs, PLLC May billing	$7,241.00

Exhibit G

PROFILE TECHNOLOGIES, INC
DEBTOR IN POSSESSION

ACCOUNTANTS' COMPILATION REPORT
ON FINANCIAL STATEMENTS
CASH BASIS

FOR THE MONTH ENDED
ENDED MAY 31, 2011

Robinson
Burdette
Martin &
Seright, L.L.P.

A professional services firm of
certified public accountants

Robinson
Burdette
Martin &
Seright, L.L.P.

a professional services firm of certified public accountants

3816 Slide Rd., Suite 301
Lubbock, TX 79424-5781
telephone (806) 744-3333
fax (806) 747-2100
www.rbmslp.com

Partners:
Rick A. Martin, CPA
John Seright, MSA, CPA/ABV, CVA, CFFA
Carolyn Robinson-Stephenson, CPA
Norman Allen, CPA
Woody Boyd, MSA, CPA/ABV, CVA
Brent Radford, CPA

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

Stockholders
Profile Technologies, Inc
Debtor in Possession

We have compiled the accompanying statement of assets, liabilities, and equity-cash tax basis of Profile Technologies, Inc Debtor in Possession for month ended May 31, 2011, and the related statement of revenues and expenses-cash basis for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Robinson Burdette Martin & Seright, LLP.

July 20, 2011
Lubbock, Texas

Profile Technologies Inc - Debtor in Possession
Statement of Assets and Liabilities-Cash Basis
As of May 31, 2011

	May 31, 11
ASSETS	
Current Assets	
Checking/Savings	
TD BANK	43,286.36
Total Checking/Savings	43,286.36
Other Current Assets	
ACCT RECEIVABLE SHAREHOLDER	25,000.00
INVENTORY PARTS	10,000.00
Total Other Current Assets	35,000.00
Total Current Assets	78,286.36
Fixed Assets	
FURNITURE & FIXTURES	300.00
Total Fixed Assets	300.00
TOTAL ASSETS	78,586.36
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	
1 · CREDITORS-UNSECURED -PRIORITY	828,150.24
2 · CREDITORS-UNSECURED NONPRIORITY	632,405.67
Payroll Liabilities	256.25
Total Other Current Liabilities	1,460,812.16
Total Current Liabilities	1,460,812.16
Total Liabilities	1,460,812.16
Equity	
Retained Earnings	-1,375,346.24
Net Income	-6,879.56
Total Equity	-1,382,225.80
TOTAL LIABILITIES & EQUITY	78,586.36

Profile Technologies Inc - Debtor in Possession
Statement of Revenues and Expenses-Cash Basis
May 9 - 31, 2011

	May 9 - 31, 11
Expense	
BANK CHARGES	20.00
INSURANCE	2,697.42
PAYROLL TAXES	83.97
RENT	2,680.31
WAGES	1,097.86
Total Expense	6,579.56
Net Income	-6,579.56

SEE ACCOUNTANTS' REPORT